UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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TRAVELCENTERS OF AMERICA LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2009.

TRAVELCENTERS OF AMERICA LLC

TRAVELCENTERS OF AMERICA LLC

24601 Center Ridge Road

Westlake, OH 44145

Meeting Information

Meeting Type:	Annual
For holders as of:	3/17/09
Date: 5/22/2009	Time: 9:30 a.m., local time
Location:	400 Centre Street
Newton, MA 02458

You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2009 to facilitate timely delivery.

How to Request and Receive a PAPER or E-MAIL Copy for the 2009 Annual Meeting and for shareholder meetings in the future:

1) BY INTERNET:              www.proxyvote.com

2) BY TELEPHONE:         1-800-579-1639

3) BY E-MAIL*:                 sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the annual meeting, please call 617-796-8251.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Our Board of Directors recommends a vote “FOR” the Nominees for Director in Proposals 1 and 2 and “FOR” Proposal 3.

1. To elect one Independent Director in Group II to our Board. Nominee: Barbara D. Gilmore 2. To elect one Managing Director in Group II to our Board. Nominee: Thomas M. O’Brien

3.       To consider and vote upon a proposal to approve the Amended and Restated TravelCenters of America LLC 2007 Equity Compensation Plan, which amends and restates the existing TravelCenters of America LLC 2007 Equity Compensation Plan to increase by 1,000,000 the total number of common shares available for grant under the plan and extend the term of the plan to May 22, 2019.

4.       In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.